EXHIBIT 10.3

GENERAL SECURITY AGREEMENT{PRIVATE}

THIS AGREEMENT made this 17th day of May, 2002

BETWEEN:

PCSUPPORT.COM, INC.
#300-3605 Gilmore Way, Burnaby, B.C. V5G 4X5

(hereinafter referred to as the “Debtor”)

OF THE FIRST PART

AND:

VOYUS CANADA INC.
#302-3602 Gilmore Way, Burnaby, B.C. V5G 4W9

(hereinafter referred to as the “Secured Party”)

OF THE SECOND PART

WHEREAS the Debtor is now or may hereafter become indebted or otherwise liable to the Secured Party;

AND WHEREAS the Debtor has agreed to grant, as general and continuing security for the payment and performance of all its obligations to the Secured Party, the security interest and assignment, mortgage and charge granted herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises, the Debtor hereby agrees with the Secured Party as follows:

ARTICLE ONE—INTERPRETATION

1.01    Interpretation

1.    In this Agreement, unless something in the subject matter or context is inconsistent therewith,

(a)	“Agreement” means this Agreement and all amendments made thereto by written agreement between the Secured Party and the Debtor;

(b)	“Collateral” has the meaning ascribed to that term in Section 2.01;

(c)	“Loan Agreement” means the Loan Agreement between the Debtor and the Secured Party, if any, and/or the Promissory Note.

(d)	“Promissory Note” means the demand promissory note drawn by the Debtor in favour of the Secured Party.

(e)
“Obligations” means all obligations of the Debtor to the Secured Party pursuant to the Loan Agreement and/or Promissory Note plus all advances made or further advances to be made by the Secured Party to the Debtor.

(f)
the terms “accessions”, “chattel paper”, “documents of title”, “goods”, “instruments”, “intangibles”, “inventory”, “money”, “proceeds” and “securities” whenever used herein shall have the meanings given to those terms, or the singular or plural thereof, as the case may be, in the Personal Property Security Act of the Province of British Columbia, as now enacted or as the same may from time to time be amended, re-enacted or replaced.

2.    The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to Articles and Sections are to Articles and Sections of this Agreement.

3.    In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing any gender shall include all genders and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

ARTICLE TWO—GRANT OF SECURITY INTEREST

2.01    Security Interest

As general and continuing security for the payment and performance of the Obligations, the Debtor hereby grants to the Secured Party a security interest in the present and future undertaking and property, both real and personal, of the Debtor which is located at #300-3605 Gilmore Way, Burnaby, B.C. (the “Property”) or related to the Property (collectively, the “Collateral”), and as further general and continuing security for the payment and performance of the Obligations, the Debtor hereby assigns the Collateral to the Secured Party and mortgages and charges the Collateral as and by way of a fixed and specific mortgage and charge to the Secured Party. Without limiting the generality of the foregoing, the Collateral shall include all right, title and interest that the Debtor now has or may hereafter have in all property of the Debtor wherever located of the following kinds:

(a)	Accounts Receivable: all debts, accounts, claims and choses in action which are now or which may hereafter become due, owing or accruing due to the Debtor (collectively, the “Receivables”);

(b)
Inventory:    all inventory of whatever kind and wherever situated (whether or not supplied or sold by the Secured Party to the Debtor) including, without limiting the generality of the foregoing, all goods held for sale or lease or that have been leased or that are to be furnished or have been furnished under contracts for service or used or consumed in the business of the Debtor (collectively, the “Inventory”);

(c)
Equipment:    all machinery including but not limited to plant, equipment, tools, apparatus and vehicles; unaffixed doors, windows, wiring, pipes, conduits, and other building materials and supplies; boilers, furnaces, air filtering and cooling devices, and other heating, ventilating and air conditioning equipment, plumbing, electrical, mechanical, communications, control, software, computer and data systems; escalators, elevators and other conveyancing devices; vacuum systems, plumbing fixtures; hot water tanks; light fixtures; interior doors, demising walls and partitions; suspended ceiling tiles; wall-to-wall carpeting; built-in furniture; fixed mirrors; screen windows and screen doors; awnings; window blinds and coverings; curtains, draperies, rods and runners, tracks and valances; sprinkler equipment; fire fighting equipment; carpets; furniture; stoves, ovens, ranges, dishwashers, garburators, refrigerators, washers and dryers, and other appliances; and other chattels, equipment, furnishings, fitting and fixtures located on the Lands including docks, floats, improvements and other tangible personal property which are not Inventory, whether or not described in any schedule hereto (collectively, the “Equipment”);

(d)	Chattel Paper: all chattel paper;

(e)	Documents of Title: all warehouse receipts, bills of lading and other documents of title, whether negotiable or not;

(f)	Securities and Instruments: all shares, stock, warrants, bonds, debentures, debenture stock and other securities and all instruments (collectively, the “Securities”)

(g)
Intangibles:    all intangibles not described in Section 2.01 (a) including, without limiting the generality of the foregoing, all goodwill, licenses, patents, trademarks, trade names, copyrights and other industrial property or intellectual property;

(h)	Money: all monies on deposit including all coins or bills or other medium of exchange adopted for use as part of the currency of Canada or of any foreign government;

(i)
Books, Records, Etc.:    all books, papers, accounts, invoices, documents and other records in any form evidencing or relating to any of the property described in Sections 2.01 (a) to (h) inclusive, and all contracts, securities, instruments and other rights and benefits in respect thereof;

(j)	Substitutions, Etc.: all replacements of, substitutions for and increases, additions and accessions to any of the property described in Sections 2.01 (a) to (i) inclusive;

(k)
Proceeds:    all proceeds of the property described in Sections 2.01 (a) to (j) inclusive including, without limiting the generality of the foregoing, all personal property in any form or fixtures derived directly or indirectly from any dealing with such property or the proceeds therefrom and any payment that indemnifies or compensates for the loss of or damage to such property or the proceeds therefrom;

(l)
Letters of Credit:    all letters of credit lodged by the Debtor with third parties for performance of obligations of the Debtor to third parties to which the Debtor is now or will be entitled to on completion of the work;

(m)	Performance Bonds: all performance bonds lodged by or on behalf of the Debtor to secure performance of labour or material contracts

(n)	Agreements: all agreements, permits, licences, approvals and consents issued by any public authority;

(o)
Contracts:    all contracts and contractual rights including, without limitation: contracts with architects, landscapers, engineers, managers and consultants; contracts for labour, materials and supplies, warranties with respect to work and materials; service, agency and management contracts; and

(p)
Debts:    all debts, accounts, bonds and money (including without limitation, sale proceeds, insurance proceeds, prepaid rents and rental and damage deposits); all claims, actions, causes of action, judgments and other choses in action; and all books, records, documents, papers and electronically records data recording or evidencing any of the foregoing provided that the said assignment and mortgage and charge shall not extend or apply to the last day of the term of any lease or any agreement therefor now held or hereafter acquired by the Debtor, but should the Secured Party enforce the said assignment or mortgage or charge, the Debtor shall thereafter stand possessed of such last day and shall hold it in trust to assign the same to any person acquiring such term in the course of the enforcement of the said assignment and mortgage and charge.

ARTICLE THREE—GENERAL REPRESENTATIONS,
WARRANTIES AND COVENANTS OF THE DEBTOR

3.01    Representation and Warranties

The Debtor hereby represents and warrants to the Secured Party that:

(a)	the Debtor is the sole registered, legal and beneficial owner of the Collateral hereinafter described in this Agreement;

(b)
the Debtor is a corporation duly incorporated, organized and subsisting under the laws of British Columbia, with the corporate power to enter into this Agreement; this Agreement has been duly authorized by all necessary corporate action on the part of the Debtor and constitutes a legal and valid agreement binding upon the Debtor enforceable in accordance with its terms, the making and performance of this Agreement will not result in the breach of, constitute a default under, contravene any provision of, or result in the creation of, any lien, charge, security interest, encumbrance or any other rights of others upon any property of the Debtor pursuant to any agreement, indenture or other instrument to which the Debtor is a party or by which the Debtor or any of its property may be bound or affected;

(c)
all financial information provided by the Debtor to the Secured Party is true, correct and complete; all financial statements have been prepared in accordance with United States generally accepted accounting principles consistently applied; there has been no material adverse change in the Debtor’s financial condition since the date of the most recent financial statements provided to the Secured Party, such financial statements being a management prepared draft at March 31, 2002;

(d)
except as otherwise provided herein or disclosed in a schedule hereto, all of the Collateral is the sole property of the Debtor free from any liens, charges, security interests, encumbrances or any rights of others which rank prior to or pari passu with the security interest, assignment and mortgage and charge granted hereby; and

(e)	the address of the Debtor’s chief executive office and the office where it keeps its records respecting the Receivables is set forth on page 1 of this Agreement.

3.02    Covenants

The Debtor covenants with the Secured Party that the Debtor shall:

(a)	ensure that the representations and warranties set forth in Section 3.01 shall be true and correct at all times;

(b)
maintain, use and operate the Collateral and carry on and conduct its business in a lawful and business-like manner and in accordance with any agreement now or hereafter entered into with the Secured Party;

(c)	not permit the Collateral to be affixed to real or personal property so as to become a fixture or accession without the prior written consent of the Secured Party;

(d)
defend the Collateral against all claims and demands respecting the Collateral made by all persons at any time and, except as otherwise provided herein, shall keep the Collateral free and clear of all security interest, mortgages, charges, liens and other encumbrances or interests except for those disclosed in a schedule hereto or hereafter approved in writing by the Secured Party prior to their creation or assumption;

(e)
not change its chief executive office and the location of the office where it keeps its records respecting the Receivables, or move any of the Inventory or Equipment from the address set out below the name of the Debtor on the signature page hereof or the locations specified in any schedule hereto, without the prior written consent of the Secured Party;

(f)
pay all rents, taxes, levies, assessments and government fees or dues lawfully levied, assessed or imposed in respect of the Collateral or any part thereof as and when the same shall become due and payable and sufficient working capital is available, and shall exhibit to the Secured Party, when required, the receipts and vouchers establishing such payment;

(g)
keep proper books of account in accordance with sound accounting practice, shall furnish to the Secured Party such financial information and statements and such information and statements relating to the Collateral as the Secured Party may from time to time require, and the Debtor shall permit the Secured Party or its authorized agents at any time at the expense of the Debtor to examine the books of accounts and other financial records and reports relating to the Collateral and to make copies thereof and take extracts therefrom;

(h)
from time to time forthwith at the request of the Secured Party furnish to the Secured Party in writing all information requested relating to the Collateral, and the Secured Party shall be entitled from time to time at any reasonable time to inspect the Collateral and make copies of all information relating to the Collateral and for such purposes the Secured Party shall have access to all premises occupied by the Debtor or where the Collateral may be found;

(i)
from time to time forthwith at the request of the Secured Party executed and deliver all such financing statements, schedules, assignments and documents, and do all such further acts and things as may be reasonably required by the Secured Party to effectively carry out the full intent and meaning of this Agreement or to better evidence and perfect the security interest, assignment and mortgage and charge granted hereby, and the Debtor hereby irrevocably constitutes and appoints the Secured Party, or any Receiver appointed by the court or the Secured Party, the true and lawful attorney of the Debtor, with full power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever the Secured Party or any such Receiver may consider it to be necessary of expedient;

(j)
not change its name or, if the Debtor is a corporation, shall not amalgamate with any other corporation without first giving notice to the Secured Party of its new name and the names of all amalgamating corporations and the date when such new name or amalgamation is to become effective; and

(k)
pay to the Secured Party forthwith upon demand all reasonable costs and expenses (including, without limiting the generality of the foregoing, all legal, Receiver’s and accounting fees and expenses) incurred by or on behalf o the Secured Party in connection with the preparation, execution and perfection of this Agreement and the carrying out of any of the provisions of this Agreement including, without limiting the generality of the foregoing, protecting and preserving the security interest, assignment and mortgage and charge granted hereby and enforcing by legal process or otherwise the remedies provided herein; and all such costs and expenses shall be added to and form part of the Obligations secured hereunder.

3.03    Floating Charge

As security for the repayment and the performance of each of the Obligations, the Debtor grants a floating charge to the Secured Party on all the Debtor’s interest in real immovable, and leasehold property, including without limitation, all fixtures, crops, permits, licenses, easements, rights-of-ways, privileges, and improvements, both present and future, other than such as are validly and effectively charged under Section 2.01.

ARTICLE FOUR—INSURANCE

4.01    Insurance

The Debtor shall obtain and maintain, at its own expense, insurance against loss or damage to the Collateral including, without limiting the generality of the foregoing, loss by fire (including so-called extended coverage), theft, collision and such other risks of loss as are customarily insured against on this type of Collateral, in an amount not less than the full replacement value thereof, in such form and with such insurers as shall be reasonably satisfactory to the Secured Party. If any such policies of insurance contain a co-insurance clause, the Debtor shall either cause any such co-insurance clause to waived or maintain at all times a sufficient amount of insurance to meet the requirements of any such co-insurance clause so as to prevent the Debtor from becoming a co-insurer under the terms of any such policy. All such policies shall name the Secured Party as an additional insured and loss payee thereof, as the Secured Party’s interests may appear, and shall provide that the insurer will give the Secured Party at least 30 days written notice of intended cancellation. At the Secured Party’s request, the Debtor shall furnish the Secured Party with a copy of any policy of insurance and certificate of insurance or other evidence satisfactory to the Secured Party that such insurance coverage is in effect. The Debtor shall give the Secured Party notice of any material damage to, or loss of, the Collateral forthwith upon the occurrence of any such damage or loss. Should the Debtor fail to make any payment or perform any other obligation provided in this Section 4.01, the Secured Party shall have the right, but not the obligation, without notice or demand upon the Debtor and without releasing the Debtor from any obligation hereunder or waiving any rights to enforce this Agreement, to perform any or all of such obligations. The amount of all such payments made and all costs, fees and expenses incurred by the Secured Party in performing such obligations shall be immediately due and payable by the Debtor.

ARTICLE FIVE—DEALING WITH COLLATERAL

5.01    Dealing with Collateral by the Debtor

The Debtor shall not sell, lease or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party, except that the Debtor may, until an Event of Default occurs, sell items of Inventory in the ordinary course of its business so that the purchaser thereof takes title thereto free and clear of the security interest, assignment and mortgage and charge granted hereby, but all proceeds of any such sale shall continue to be subject to the security interest, assignment and mortgage and charge granted hereby and all money received by the Debtor shall be received as trustee for the Secured Party and shall be held separate and apart from other money of the Debtor and shall be paid over to the Secured Party upon request.

5.02    Registration of Securities

The Secured Party may have any Securities registered in its name or in the name of its nominee and shall be entitled but not bound or required to exercise any of the rights that any holder of such Securities may at any time have, provided that until an Event of Default has occurred and is continuing, the Debtor shall be entitled to exercise, in a manner nor prejudicial to the interests of the Secured Party or which would violate or be inconsistent with this Agreement, all voting power from time to time exercisable in respect of the Securities. The Secured Party shall not be responsible for any loss occasioned by its exercise of any such rights or by failure to exercise the same within the time limited for the exercise thereof. The Debtor shall from time to time forthwith upon the request of the Secured Party deliver to the Secured Party those Securities requested by the Secured Party duly endorsed for transfer to the Secured Party or its nominee to be held by the Secured Party subject to the terms of this Agreement.

5.03    Notification of Account Debtors

Before an Event of Default occurs, the Secured Party may give notice of this Agreement and the security interest and assignment granted hereby to any account debtors of the Debtor or to any other person liable to the Debtor and, after the occurrence of an Event of Default, may give notice to any such account debtors or other person to make all further payments to the Secured Party, and any payment or other proceeds of Collateral received by the Debtor form account debtors or from any other person liable to the Debtor whether before or after any notice is given by the Secured Party shall be held by the Debtor in trust for the Secured Party and paid over to the Secured Party on request.

5.04    Application of Funds

Except where the Debtor, when not in default hereunder, so directs in writing at the time of payment, all money collected or received by the Secured Party in respect of the Collateral may be applied on account of such parts of the Obligations as the Secured Party in its sole discretion determines, or may be held unappropriated in a collateral account, or in the discretion of the Secured Party may be released to the Debtor, all without prejudice to the Secured Party’s rights against the Debtor.

ARTICLE SIX—DEFAULT AND REMEDIES

6.01    Events of Default

The Debtor shall be in default under this Agreement upon the occurrence of any of the following events (herein referred to as an “Event of Default”):

(a)	the Debtor does not pay to the Secured Party any sum when due;

(b)	the Debtor does not perform any of its obligations under Section 4.01;

(c)
the Debtor does not observe or perform any covenant or obligation of the Debtor contained in this Agreement (other than a covenant or condition the breach or default in performance of which is specifically dealt with elsewhere in this Section 6.01) and such default is not remedied within 30 days after notice has been given by the Secured Party to the Debtor specifying such default;

(d)
any material representation or warranty made by the Debtor herein or in any document or certificate provided at any time to the Secured Party in connection herewith shall prove to be incorrect or misleading in any material respect;

(e)	the Debtor is in default under any other agreement relating to the Property with the Secured Party;

(f)
the Debtor ceases or threatens to cease to carry on the business currently being carried on by it or a substantial portion thereof or makes or agrees to make an assignment, disposition or conveyance, whether by way of sale of otherwise, of its assets in bulk;

(g)	the Debtor shall commit or threaten to commit any act of bankruptcy;

(h)
the commencement of any proceeding or the taking of any step by or against the Debtor for the dissolutions, liquidation or winding up of the Debtor or for any relief under the laws of any jurisdiction relating to bankruptcy, insolvency, reorganization, arrangement or compromise, or for the appointment of one or more of a trustee, receiver, receiver and manager, custodian, liquidator or any other person with similar powers with respect to the Debtor or the collateral or any part thereof;

(i)
the Collateral or any material part thereof is seized or otherwise attached by anyone pursuant to any legal process or other means, including distress, execution or nay other step or proceeding with similar effect, and the same is not released, bonded, satisfied, discharged or vacated within the shorter of a period of 15 days and 10 days less than such period as would permit such property or any part thereof to be sole pursuant thereto; or

(j)
the Secured Party believes in good faith that the prospect of payment of performance of any of the Obligations is impaired or that the Collateral is in danger of being lost, damaged or confiscated, or of being encumbered by the Debtor or seized or otherwise attached by anyone pursuant to any legal process.

6.02    Remedies

1.    On or after the occurrence of any Event of Default and at any time thereafter; (a) It is agreed to be the secured party that the debtor will have 45 days to remedy any default save and except bankruptcy proceeding being initiated against the debtor. In the case of bankruptcy the obligation will be deemed to be immediately due; (b) the obligation, if any, of the Secured Party to extend further credit to the Debtor shall cease; and (c) any or all security granted hereby shall, at the option of the Secured Party, become immediately enforceable.

2.    In addition to any right or remedy provided by law, the Secured Party will have the rights and remedies set out below, all of which rights and remedies will be enforceable successively, concurrently or both:

(a)
the Secured Party may by appointment in writing appoint a receiver or receiver and manager (each herein referred to as the “Receiver”) of the Collateral (which term when used in this Section 6.02 shall include the whole or any part of the Collateral) and may remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a Receiver of the collateral; and the term “Secured Party” when used in this Section 6.02 shall include any Receiver so appointed and the agents, officers and employees of such Receiver; and the Secured Party shall not be in any way responsible for any misconduct or negligence of any such Receiver;

(b)
the Secured Party may take possession of the Collateral and require the Debtor to assemble the Collateral and deliver or make the Collateral available to the Secured party at such place or places as may be specified by the Secured Party;

(c)	the Secured Party may take such steps as it considers desirable to maintain, preserve or protect the Collateral;

(d)	the Secured Party may carry on or concur in the carrying on of all or any part of the business of the Debtor;

(e)	the Secured Party may enforce any rights of the Debtor in respect of the Collateral by any manner permitted by law;

(f)
the Secured Party may sell, lease or otherwise dispose of the Collateral at public auction, by private tender, by private sale or otherwise either for cash or upon credit upon such terms and conditions as the Secured party may determine and without notice to the Debtor unless required by law;

(g)	the Secured Party may accept the Collateral in satisfaction of the Obligations upon notice to the Debtor of its intention to do so in the manner required by law;

(h)
the Secured Party may, for any purpose specified herein, borrow money on the security of the Collateral in priority to the security interest, assignment and mortgage and charge granted by this Agreement;

(i)
the Secured Party may enter upon, occupy and use all or any of the premises, buildings and plant occupied by the Debtor and use all or any of the Equipment and other personal property of the Debtor for such time as the Secured Party requires to facilitate the realization of the Collateral, free of charge, and the Secured Party will not be liable to the Debtor for any neglect in so doing or in respect of any rent, charges, depreciation or damages in connection with such actions;

(j)
the Secured Party may charge on its own behalf and pay to others all reasonable amounts for expenses incurred and for services rendered in connection with the exercise of the rights and remedies of the Secured Party hereunder, including, without limiting the generality of the foregoing, reasonable legal, Receiver and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at such rate as the secured Party deems reasonable, will be added to and form part of the Obligations hereby secured; and

(k)
the Secured Party may discharge any claim, lien, mortgage, charge, security interest, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be added to the Obligations hereby secured.

3.    The Secured Party may grant extensions of time, take, abstain from taking and perfecting and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral and otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Secured Party sees fit without prejudice to the liability of the Debtor to the Secured Party or the Secured Party’s rights hereunder.

4.    The Secured Party will not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and is not bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Secured Party, the Debtor or any other person, firm or corporation in respect of the Collateral.

5.    The Secured Party may apply any proceeds of realization of the Collateral to payment of expenses in connection with the preservation and realization of the Collateral as above described and the Secured Party may apply any balance of such proceeds to payment of the Obligations in such order as the Secured Party sees fit. If there is any surplus remaining, the Secured Party may pay it to any person having a claim thereto in priority to the Debtor of whom the Secured Party has knowledge and any balance remaining shall be paid to the Debtor. If the disposition of the Collateral fails to satisfy the Obligations secured by this Agreement and the aforesaid expenses, the Debtor will be liable to pay any deficiency to the Secured Party forthwith on demand.

ARTICLE SEVEN—GENERAL

7.01    Benefit of the Agreement

This Agreement shall be binding upon the heirs, executors, administrators, successors and permitted assigns of the Debtor and shall benefit the successors and assigns of the Secured Party. If there is more than one Debtor named herein, the term “Debtor” shall mean all and each of them, their obligations under this Agreement shall be joint and several, the Obligations shall include those of all or any one of them and no Debtor shall have any right of subrogation, exoneration, reimbursement or indemnity whatsoever and no right of recourse to the Collateral for the Obligations hereunder unless and until all of the Obligations have been paid or performed in full.

7.02    Entire Agreement; Attachment

Save and except for the Loan Agreement, this Agreement, including any schedule now or hereafter annexed hereto, constitutes the entire agreement between the Debtor and the secured Party with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties except as expressly set forth herein, and, without limiting the generality of the foregoing, the parties have not agreed to postpone the time for the attachment of the security interest granted hereby.

7.03    No Waiver

No delay or failure by the Secured Party in the exercise of any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude the other or further exercise thereof or the exercise of any other right.

7.04    Severability

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect. To the extent permitted by applicable law the parties hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

7.05    Notices

Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and may be given by personal delivery, registered mail or by electronic means, addressed to the Debtor at the address set out below the Debtor’s name on page 1 of this Agreement or, in the case of the Secured Party, #302-3602 Gilmore Way, Burnaby, B.C. V5G 4W9, to the attention of Martin Thompson, or such other address, electronic communication number or to the attention of such other individual as may be designated by notice by any party to the other. Any demand, notice or other communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the third day following the deposit thereof in the mail and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next business day if given after normal business hours on any day. If the party giving any communication knows or ought reasonably to know of any difficulties with the postal system that might affect the delivery of mail, any such demand, notice or other communication shall not be mailed but shall be given by person delivery or by electronic communication.

7.06    Modification; Assignment

This Agreement may not be amended or modified in any respect except by written instrument signed by all parties. The rights of the Secured Party under this Agreement may be assigned by the Secured Party without the prior consent of the Debtor. The Debtor may not assign its obligations under this Agreement.

7.07    Additional Continuing Security

This Agreement and the security interest, assignment and mortgage and charge granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party and this Agreement is a continuing agreement and security that shall remain in full force and effect until discharged by the Secured Party.

7.08    Discharge

The Debtor shall not be discharged from any of the Obligations or from this Agreement except by a release or discharge signed in writing by the Secured Party, such release or discharge not to be unreasonably withheld.

7.09    Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

7.10    Executed Copy

The Debtor acknowledges receipt of a fully executed copy of this Agreement.

7.11    Telefax Copy

This Agreement may be executed by each Debtor and transmitted by telefax and if so executed and transmitted, this Agreement will be, for all purposes, as effective as if the Debtor had delivered an executed original Agreement.

7.12    Counterparts

This Agreement may be executed in any number of counterparts, and each executed counterpart will be considered to be an original. All executed counterparts taken together will constitute the Agreement.

IN WITNESS WHEREOF the Debtor has executed this Agreement.

THE CORPORATE SEAL OF PCSUPPORT.COM, INC. )
WAS HEREUNTO AFFIXED IN THE )
PRESENCE OF: )	C/S

_/s/ Michael G. McLean___________________________ )
PRINT NAME: Mike McLean )
I have authority to bind the corporation )